Exhibit 99.1

 INVESTOR PRESENTATION NOVEMBER 2020 901 W Street (Model Unit Interior)

DISCLOSURES FORWARD-LOOKING STATEMENTS Certain statements contained herein may constitute “forward-looking statements” as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Consequently, the future results of JBG SMITH Properties (“JBG SMITH”, the “Company”, "we", "us", "our" or similar terms) may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as “approximate”, "hypothetical", "potential", “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans”, “would”, “may” or similar expressions in this Investor Presentation. Currently, one of the most significant factors that could cause actual outcomes to differ materially from our forward-looking statements is the adverse effect of the current pandemic of the novel coronavirus, or COVID-19, on our financial condition, results of operations, cash flows, liquidity, performance, tenants, the real estate market and the global economy and financial markets. The extent to which the COVID-19 pandemic continues to impact us and our tenants depends on future developments, many of which are highly uncertain and cannot be predicted with confidence, including the scope, severity, and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, and whether the residential market in the Washington, DC region and any of our properties will be materially impacted by the expiration of various moratoriums on residential evictions, among others. Moreover, investors are cautioned to interpret many of the risks identified under the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 as being heightened as a result of the ongoing and numerous adverse impacts of the COVID-19 pandemic. We also note the following may impact our forward looking statements: the impact of COVID-19 and the ensuing economic turmoil on our Company, net operating income, same store net operating income, net asset value, stock price, occupancy rates, revenue from our multifamily and commercial portfolios, operating costs, deferrals of rent, uncollectable operating lease receivables, parking revenue, and burn-off of rent abatement; the impact of disruptions to the credit and capital markets on our ability to access capital, including refinancing maturing debt; changes to the amount and manner in which tenants use space; whether we incur additional costs or make additional concessions or offer other incentives to existing or prospective tenants to reconfigure space; whether the Washington, DC region will be more resilient than other parts of the country in any recession resulting from COVID-19 and whether DC metro asking rents will be more resilient than those in other gateway markets; our annual dividend per share and dividend yield; annualized net operating income; in the case of our under-construction assets, estimated square feet, estimated number of units and in the case of our near-term and future development assets, estimated potential development density; expected key Amazon.com, Inc. ("Amazon") transaction terms and timeframes for closing any Amazon transactions not yet closed; planned infrastructure and education improvements related to Amazon’s additional headquarters and the Virginia Tech Innovation Campus; the economic impact and job growth of Amazon’s additional headquarters on the DC region and National Landing; the impact of our role as the exclusive developer, property manager and retail leasing agent in connection with Amazon’s new headquarters; our development plans related to Amazon’s additional headquarters; whether our plans related to our investment in 5G wireless spectrum across National Landing will be a significant demand catalyst; whether our target markets continue to be fast growing; whether future supply or construction delays will inhibit our ability to time new multifamily deliveries to meet market demand; whether Amazon will have a similar growth impact on National Landing as in Seattle; whether anticipated near-term net operating income contributions, anticipated resiliency of the DC area and our contemplated shift to multifamily will be realized and, if realized, will have a positive impact on our stock price; whether any of our tenants succeed in obtaining government assistance under the CARES Act and other programs and use any resulting proceeds to make lease payments owed to us; whether we can access agency debt secured by our currently-unencumbered multifamily assets timely, on reasonable terms or at all; whether the delay in our planned 2020 discretionary operating asset capital expenditures will have any negative impact on our properties or our ability to generate revenue; and the allocation of capital to our share repurchase plan may not have any impact on our share price. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. These factors include, among others: adverse economic conditions in the Washington, DC metropolitan area, including in relation to COVID-19, the timing of and costs associated with development and property improvements, financing commitments, and general competitive factors. For further discussion of factors that could materially affect the outcome of our forward-looking statements and other risks and uncertainties, see “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the Cautionary Statement Concerning Forward-Looking Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and other periodic reports the Company files with the Securities and Exchange Commission. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date hereof. 2

DISCLOSURES PRO RATA INFORMATION We present certain financial information and metrics in this release “at JBG SMITH Share,” which refers to our ownership percentage of consolidated and unconsolidated assets and liabilities owned through real estate ventures (collectively, “real estate ventures”) as applied to these financial measures and metrics. Financial information “at JBG SMITH Share” is calculated on an asset-by-asset basis by applying our percentage economic interest to each applicable line item of that asset’s financial information. “At JBG SMITH Share” information, which we also refer to as being “at share,” “our pro rata share” or “our share,” is not, and is not intended to be, a presentation in accordance with GAAP. Given that a substantial portion of our assets are held through real estate ventures, we believe this form of presentation, which presents our economic interests in the partially owned entities, provides investors valuable information regarding a significant component of our portfolio, its composition, performance and capitalization. We do not control the unconsolidated real estate ventures and do not have a legal claim to our co-venturers’ share of assets, liabilities, revenue and expenses. The operating agreements of the unconsolidated real estate ventures generally allow each co-venturer to receive cash distributions to the extent there is available cash from operations. The amount of cash each investor receives is based upon specific provisions of each operating agreement and varies depending on certain factors including the amount of capital contributed by each investor and whether any investors are entitled to preferential distributions. With respect to any such third-party arrangement, we would not be in a position to exercise sole decision-making authority regarding the property, real estate venture or other entity, and may, under certain circumstances, be exposed to economic risks not present were a third-party not involved. We and our respective co-venturers may each have the right to trigger a buy-sell or forced sale arrangement, which could cause us to sell our interest, or acquire our co-venturers’ interests, or to sell the underlying asset, either on unfavorable terms or at a time when we otherwise would not have initiated such a transaction. Our real estate ventures may be subject to debt, and the repayment or refinancing of such debt may require equity capital calls. To the extent our co-venturers do not meet their obligations to us or our real estate ventures or they act inconsistent with the interests of the real estate venture, we may be adversely affected. Because of these limitations, the non-GAAP “at JBG SMITH Share” financial information should not be considered in isolation or as a substitute for our financial statements as reported under GAAP. MARKET DATA Market data and industry forecasts are used in this Investor Presentation, including data obtained from publicly available sources. These sources generally state that the information they provide has been obtained from sources believed to be the reliable, but the accuracy and completeness of the information is not assured. The Company has not independently verified any such information. AMAZON In November 2018, Amazon announced it had selected sites that we own in National Landing as the location of an additional headquarters. In February 2019, the Commonwealth of Virginia enacted an incentives bill, which provides tax incentives to Amazon if it creates up to 37,850 full-time jobs with average salaries of $150,000 or higher, growing at 1.5% annually, in National Landing. The terms are outlined per the Memorandum of Understanding between Amazon and the Commonwealth of Virginia, executed on November 12, 2018 (“MOU”). As part of the incentive package, we expect $5.6 billion in infrastructure and education investments led by state and local governments. In addition to government incentives, we expect an additional $5.3 billion of private investments, including investments by Amazon, JBG SMITH, and Virginia Tech. Amazon’s growth in National Landing is expected to increase the daytime population in the submarket from approximately 50,000 people today per the National Landing Business Improvement District’s statistics to nearly 90,000 people in the future. To date, we have executed leases with Amazon totaling approximately 857,000 square feet at five office buildings in our National Landing portfolio. In March 2019, we executed purchase and sale agreements with Amazon for two of our National Landing development sites, Metropolitan Park and Pen Place, which will serve as the initial phase of new construction associated with Amazon's new headquarters at National Landing. Subject to customary closing conditions, Amazon contracted to acquire these two development sites for an estimated aggregate $293.9 million, or $72.00 per square foot, based on their combined estimated potential development density of up to approximately 4.1 million square feet. In December 2019, Arlington County approved the plans submitted by Amazon to construct two new office buildings, totaling 2.1 million square feet, inclusive of over 50,000 square feet of street-level retail with new shops and restaurants, on the Metropolitan Park land sites. In January 2020, we sold Metropolitan Park to Amazon for $155.0 million, 3

DISCLOSURES which represented an $11.0 million increase over the previously estimated contract value resulting from an increase in the approved development density on the site. The sale of Pen Place to Amazon for approximately $149.9 million is expected to close in 2021, subject to customary closing conditions. We are the developer, property manager and retail leasing agent for Amazon's new headquarters at National Landing. In September 2020, Amazon purchased the Residence Inn by Marriott in Pentagon City, immediately adjacent to Pen Place in National Landing from a third-party. We include certain statistics in the following slides from the MOU and that identify the proximity of our portfolio to National Landing: specifically 81% of our portfolio is within a 20-minute commute of National Landing, as calculated on a Monday morning. Approximately 2.1 million square feet of estimated potential development density at Pen Place has been excluded from the JBG SMITH portfolio statistics included in this presentation. DEFINITIONS AND RECONCILIATIONS For certain definitions and reconciliations see pages 34-38. 4

 MIXED-USE OWNER AND OPERATOR FOCUSED ON HIGH-GROWTH, AMENITY-RICH SUBMARKETS IN THE DC METRO AREA SIGNIFICANT DEMAND CATALYSTS IN NATIONAL LANDING SUBSTANTIAL NOI AND LONG-TERM NAV/SHARE GROWTH OPPORTUNITY HQ2 52% home to Amazon’s 4M+ SF new headquarters with 38K+ planned new jobs of the portfolio concentrated in this high-growth submarket 89.8% $65M leased across our In-Service operating portfolio of estimated incremental annualized NOI from the stabilization of 8 new assets over the next two years 81% of the portfolio located in amenity-rich, high-growth submarkets within a 20-minute commute of Amazon HQ2 and the Virginia Tech Innovation Campus 15M SF Development Pipeline - 75% multifamily 5Gconnectivity across National Landing expected to make it among the first 5G-operable submarkets in the nation $1.9B of liquidity to execute on growth pipeline 5

WHO WE ARE: CONCENTRATED IN HIGH-GROWTH SUBMARKETS

OUR TARGET MARKETS ARE FAST GROWING AND AMENITY-RICH, COMPRISING APPROXIMATELY 18% OF THE DC METRO MARKET



MD
Other MD (Off Map)
Bethesda CBD
Reston (Off Map)
20-MINUTE COMMUTE TO NATIONAL LANDING
Washington, DC
DC Mature
DC Emerging
RB Corridor
Amazon HQ2
Virginia Tech Innovation Campus
National Landing

NORTHERN VIRGINIA

NATIONAL LANDING	RESTON	RB CORRIDOR
52%	10%	5%

WASHINGTON, DC

DC EMERGING	DC MATURE
20%	5%

MARYLAND

BETHESDA CBD	OTHER MD
2%	6%

81%
OF OUR PORTFOLIO IS WITHIN A 20-MINUTE COMMUTE OF NATIONAL LANDING

Note: Size of sphere based on square footage and includes Operating, Under-Construction, and Development Pipeline square footage. Target submarkets represent the primary focus of new JBGS investment: National Landing, DC Emerging, Reston Town Center, RB Corridor, and Bethesda CBD.

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 RENT GROWTH IN OUR SUBMARKETS HAS OUTPACED NON-JBG SMITH SUBMARKETS BY 52% 19.4% 25.2% MULTIFAMILY ASKING RENT GROWTH 2009 - 2019 25.0% Asking Rent Growth (%) 15.0% 10.0% 5.0% +7.7% 30.0% Asking Rent Growth (%) NON-JBGS +6.9% 11.7% NON-JBGS JBGS Submarkets 0.0% 18.3% JBGS 7 Note: JBG SMITH office submarkets include DC Mature, DC Emerging, Bethesda CBD, National Landing, RB Corridor, and Reston. JBG SMITH multifamily submarkets include Bethesda CBD, DC Emerging, National Landing, and the West End (Class A buildings).

 LIKE IN PAST DOWNTURNS, EMPLOYMENT IN THE DC METRO DURING THE PANDEMIC HAS BEEN MORE STABLE THAN IN OTHER GATEWAY MARKETS 3.0% 2.0% 1.0% 0.0% -1.0% Employment Change (%) -3.0% -4.0% -5.0% -6.0% -7.0% -8.0% -9.0% -10.0% -11.0% -12.0% 1990-1992 Recession 2001-2002 Tech Crash 2008-2009 Great Recession 2020 COVID-19(2) 0.3% -1.3% -1.7% -2.4% -3.3% -4.0% -6.4% -11.2% Washington, DC Gateway Markets(1) Source: Bureau of Labor Statistics Gateway markets include New York City, Boston, and San Francisco. 8 Reflects non-farm employment between February 2020 and August 2020 (preliminary data as of 10/14/20).

 THROUGH THE LAST DOWNTURN, DC METRO ASKING RENTS WERE MORE RESILIENT THAN THOSE IN OTHER GATEWAY MARKETS 10.0% Change in Average Asking Rents (%) OFFICE 2008 - 2009 Change in Average Asking Rents (%) 2.0% MULTIFAMILY 2008 - 2009 -8.0% 0.6% -5.0% -2.0% -10.0% -15.0% -16.2% -4.0% -6.0% -8.1% Washington, DC Gateway Markets(1) Washington, DC Gateway Markets(1) (1) Gateway markets include New York City, Boston, and San Francisco.9

 New Metro Station NATIONAL LANDING New Metro Entrance New Rail Station and Airport Pedestrian Bridge Route One to Grade Virginia Tech Innovation Campus ARLINGTONALEXANDRIA AMAZON HQ2 JBGS OPERATING JBGS DEVELOPMENT PIPELINE INFRASTRUCTURE/EDUCATION (STATE & LOCAL FUNDED) 10

 POTENTIAL TO START UP TO 3,100 NEW MULTIFAMILY UNITS OVER THE NEXT THREE YEARS TO MEET MARKET DEMAND AMAZON JOB GROWTH AND MAJOR MILESTONES(1) Amazon HQ2 Virginia Tech Innovation Campus Infrastructure Investments Potential JBG SMITH Multifamily Development Today Initial occupancy of leased assets 1st leasedInitial new deliverydelivery (1770 Crystalof owned Drive)(2)campus Campus openedConstruction in temporarystart space Construction start of Pedestrian Bridge to DCA Construction start of Construction start of new Metro entrance new VRE station and at Crystal DriveRoute One at grade Construction start of 1900 Crystal Drive (800 Units) Potential development of 3,100 multifamily units, including 1900 Crystal Drive 35,000 Expected New Amazon Hires (Cumulative) 25,000 20,000 15,000 10,000 5,000 0 Dates reflect JBG SMITH’s estimate of third-party investment in National Landing. The office component of 1770 Crystal Drive is 100% pre-leased to Amazon.11

 AMAZON DROVE SIGNIFICANT OFFICE AND RESIDENTIAL DEMAND IN CLOSE PROXIMITY TO ITS SEATTLE HEADQUARTERS OFFICE DEMAND 40K Amazon jobs created from 2010 - 2018, 5.5M+ SF of follow-on technology demand MULTIFAMILY DEMAND 15,000+ apartments built around Amazon from 2011-2019 with 4%+ growth in starting rents for new buildings KEY AMAZON BUILDINGS KEY MULTIFAMILY DEVELOPMENTS Source: Eastdil, CoStar12

ALEXANDRIA ARLINGTON New Metro Station Potomac River Virginia Tech Innovation Campus Potomac Yard Landbay G and H 1.9M SF INFRASTRUCTURE/EDUCATION (STATE & LOCAL FUNDED) JBGS DEVELOPMENT PIPELINE REAGAN NATIONAL AIRPORT AMAZON HQ2

 ACCELERATE 5G ROLLOUT AND OTHER CONNECTIVITY ENHANCEMENTS IN THE NEAR TERM ALONGSIDE TECHNICAL PARTNERS 14

 EXISTING OPERATING PORTFOLIO EXPECTED TO BENEFIT FROM NATIONAL LANDING GROWTH CATALYSTS Q3 2020 NOI BY REGION MD OPERATING PORTFOLIO HIGHLIGHTS National Landing (VA) 57% 4%DC 23% Other VA 16% 11.2M SF 5,999 units 89.8% commercial portfolio multifamily portfolio leased across our In-Service portfolio Q3 2020 NOI BY USE Multifamily 21% 6.2 years weighted average lease term (5.1 years in National Landing) National Landing 57% Commercial 79% $291.1M annualized NOI in Q3 2020 ($59.2M annualized COVID-19 impact)(1) (1) Represents $14.8M decline in NOI for the three months ended September 30, 2020 attributable to COVID-19 multiplied by four. Primarily driven by rent deferrals and reserves for credit losses, declines in same store multifamily NOI, parking revenue, and the Crystal City Marriott15

SIGNIFICANT NEAR-TERM NOI GROWTH DRIVEN BY DELIVERY AND STABILIZATION OF EIGHT NEW ASSETS 6 RECENTLY DELIVERED2 UNDER-CONSTRUCTION West Half USE: Multifamily Avenue Commercial Commercial Street Multifamily Multifamily Avenue Multifamily Drive Commercial SUBMARKET: Ballpark Bethesda CBD DC CBD U Street/Shaw U Street/Shaw Bethesda CBD National Landing COMPLETION: Q3 2019 Q4 2019 Q4 2019 Q4 2019 Q2 2020 Q1 2021 Q2 2021 OWNERSHIP: 100% 100% 55.0% 100% 96.1% 50.0% 100% LEASED %: 50.7% 88.8% 74.1% 29.1% 38.7% N/A 98.3%(1) 1900 N Street 900 and 901 W The Wren 7900 Wisconsin 1770 Crystal + Multifamily like-kind exchange with Pen Place land sale ($150M), which is expected to close in 2021 (1) Office portion of 1770 Crystal Drive is 100% leased to Amazon. 16

 EXTENSIVE 15M SF DEVELOPMENT PIPELINE - 75% MULTIFAMILY DEVELOPMENT PIPELINE COMPOSITIONHOW ARE WE HARVESTING VALUE? Offi ce 5.6M SF Near-Term Development Pipeline could commence construction in the next three years 25% 800 units 2,300 units at 1900 Crystal Drive could commence construction by early 2021 in National Landing will be sequenced to meet Amazon-driven demand Multifamily 75% Near-Term Development 5.6M SF 9.4M SF Future Development Pipeline, for which we are furthering entitlements IN ADDITION TO DEVELOPMENT, WE MAY UNLOCK VALUE THROUGH OPPORTUNISTIC ASSET SALES, GROUND LEASES, AND RECAPITALIZATIONS 17

 OPPORTUNISTICALLY SHIFT PORTFOLIO TO MAJORITY MULTIFAMILY OVER TIME PORTFOLIO MIX Q3 2017 Q3 2020 FUTURE 23% 77% 31% 69% At least 50% <50% Operating CommercialOperating Multifamily 1 Sell or recapitalize at least $1.5B of non-core assets 2 3 18

 SINCE ITS INCEPTION, JBG SMITH HAS SOLD OR RECAPITALIZED NEARLY $1.6B OF ASSETS AT OR ABOVE NAV $1.6B 1,800 Non-Income Producing Land(1) 1,400 Suburban/ Non-Core Office Sales ($M) 1,000 800 DC Office 400 200 - Planned capital recycling of at least $1.5B of non-core assets 2 1 3 (1) Includes $150M related to land held for sale (Pen Place). 19

 $1.9B OF LIQUIDITY TO WITHSTAND HEADWINDS AND CAPITALIZE ON INVESTMENT OPPORTUNITIES TOTAL ENTERPRISE VALUE DEBT MATURITY SCHEDULE Weighted Avg. Cost of Debt: 3.2% Secured Debt Term Loans Secured Debt 28.4% Term Lo 5.5% Equity 66.1% $132 M $177 M $638 M $679 M $228 M $200 M $200 M $201M $33 M 20202021202220232024202520262027 + LEVERAGE METRICS Net Debt/Total Enterprise Value: 33.9%(1) Net Debt/Annualized Adjusted EBITDA: 7.7x(2) Fixed Rate Debt: 60.5% Secured Debt: 84.0% TOTAL LIQUIDITY OF $1.9B Cash: $465.5M Undrawn Credit Facility: $1B Estimated Multifamily Borrowing Capacity: $410M Total Enterprise Value is based on the closing price per share of $26.74 as of September 30, 2020. On a trailing 12-month basis, our Net Debt/Adjusted EBITDA was 7.3x. 20

ATTRACTIVE ENTRY POINT INTO JBG SMITH

SIGNIFICANT UPSIDE POTENTIAL FROM NEAR-TERM NOI GROWTH, RECESSION-RESISTANT DEMAND CATALYSTS, AND SHIFTING PORTFOLIO MIX TO MULTIFAMILY

JBG SMITH SHARE PRICE PERFORMANCE VS. OFFICE SECTOR AND MULTIFAMILY SECTOR PEERS



11/13/2018: Amazon announces its HQ2 will be located in National Landing
4/15/2019: JBGS completes follow-on equity offering for $472M ($42/share)
2/21/2020: COVID-19 continues to spread outside of China triggering sharp global equity market declines
30.0%
10.0%
-10.0%
-30.0%
-50.0%
Nov-18
Feb-19
May-19
Aug-19
Nov-19
Feb-20
May-20
Aug-20
Nov-20
-7.9%
-38.7%
-46.9%
JBGS
Office Peers (1)
Multifamily Peers (2)

Source: SNL Financial (through 11/6/20)
(1) Includes BXP, DEI, ESRT, KRC, PGRE, SLG, VNO, WRE.
(2) Includes AVB, CPT, EQR, MAA, UDR.

21

 APPENDIX

 OPERATING PORTFOLIOUNDER-CONSTRUCTIONNEAR-TERM DEVELOPMENT COMMERCIAL SF 11.2M MULTIFAMILY UNITS 5,999 COMMERCIAL SF 274K MULTIFAMILY UNITS 161 5.6M SF FUTURE DEVELOPMENT PIPELINE 9.4M SF WEIGHTED AVERAGE LEASE TERM 6.2 YEARS TOTAL ENTERPRISE VALUE(1) $5.9B 1900 N Street 83 NET DEBT/ TOTAL ENTERPRISE VALUE(1) 33.9% METRO-SERVED 97% NET DEBT/ANNUALIZED ADJUSTED EBITDA(2) 7.7x Total Enterprise Value is based on the closing price per share of $26.74 as of September 30, 2020. On a trailing 12-month basis, Net Debt/Adjusted EBITDA was 7.3x. 23

 COVID-19 DRIVEN INCOME STREAM DECLINES PARTIALLY OFFSET BY THE BURN OFF OF FREE RENT Q3 2020 PERFORMANCE Generated $229.3M of Annualized NOI in Q3 2020 versus $231.5M in Q3 2019 Decline primarily due to rent deferrals and reserves for credit losses, decline in parking revenue, and decline in NOI from the Crystal City Marriott Partially offset by the burn off of free rent across the commercial portfolio 88.4% leased and 85.3% occupied Rent collections of 99.4% for office and 63.1% for retail, consistent with Q2 2020 COMMERCIAL PORTFOLIO MIX(2) Under-Construction 2%Trophy 10% Class A 16% Class B 72% 3,500 Square Feet (Thousands) 2,500 2,000 1,500 1,000 500 - LEASE EXPIRATION SCHEDULE(1) National Landing DC Commodity A Other Weighted Average Annual % Expiring Over Next 5 Years– 9.0% Weighted Average Lease Term – 6.2 years MD 2%DC 21% VA 77% 24 Based on Operating and Under-Construction SF.

 MARKET DEMAND BELOW NORMAL LEVELS DUE TO COVID-19 CAUSING RENT AND OCCUPANCY DECLINES Q3 2020 PERFORMANCE Generated $61.8M of Annualized NOI in Q3 2020 versus $81.7M in Q3 2019 Decline primarily due to lower occupancy, lower net effective rents, higher operating expenses, and retail rent deferrals 83.0% leased and 76.6% occupied; excluding recently delivered multifamily assets, 92.8% leased and 88.1% occupied Rent collections of 98.5%, consistent with Q2 2020 Weighted average portfolio Walk Score is 86 versus 66 for public peer average(1) MULTIFAMILY PORTFOLIO MIX(2) MULTIFAMILY NOI BY REGION MD Class B 32% Under-Construction9% DC 30% 61% VA Class A 65% 25 Based on Operating and Under-Construction SF.

 DC METRO OFFICE STARTS TRENDING DOWNWARD WITH FEW NEW STARTS POST-COVID-19 Total Under Construction: 8.1M 6.0 4.4M 3.7M 3.6M 3.5M 3.2M 2.5M 1.8M 1.2M 2.3M 2.5M 3.2M 300K 2.1M 5.0M Square Feet (M) 3.0 2.0 1.0 0.0 201420152016201720182019202020212022 Source: JLL Delivered as of Q3 2020Under Construction as of Q3 2020New Starts as of Q3 2020 26

 MODEST UPTICK IN VACANCY DRIVEN BY NEGATIVE ABSORPTION RESULTING FROM COVID-19 OFFICE VACANCY CHANGE(1)OFFICE ABSORPTION(1)OFFICE RENT GROWTH(1) 2.0% 04.0% 1.6% -0.0% -0.1% -0.1% 1.7% 1.5% 1.3% 1.1% 0.9% 0.6% 0.5% 0.6% 0.6% 0.5% 0.4% Q2 2020 - Q3 2020 0.2% Q3 2019 - Q3 2020 Vacancy Change (%) 1.0% 0.5% 0.0% -500 Absorption (Thousands SF) -1,500 -2,000 -2,500 -462 -536 -738 -780 -875 -893 -2,075 Q3 20202020 YTD 3.0% Rent Growth (%) 1.0% 0.0% -1.0% -2.0% -1.0% Q2 2020 - Q3 2020Q3 2019 - Q3 2020 DCMDNoVaTotal Vacancy(2)DCMDNoVaDCMDNoVa Source: JLL 27 Total vacancy includes direct and sublease vacancy.

 $10.0 $9.0 $6.3B $7.0 Sales Volume ($B) $5.0 $4.0 OFFICE INVESTMENT SALES VOLUME SIGNIFICANTLY DOWN, WITH MAJORITY OF CLOSINGS OCCURRING DURING Q1 2020 $8.9B $6.8B $9.0B $8.0B $8.7B $3.1 $3.1 $3.2 $2.0 $0.3 $4.0 $3.4B 66% of Volume Transacted in Q1 2020 $2.9 $1.7 $4.1 $4.6 $4.6 $1.9 $5.1 $0.9 $1.5 $1.2 $0.7 $2.0 $2.5 $2.0 $0.3 $1.0 $0.0 Source: JLL $1.4 DC Total SalesMD Total SalesNoVa Total Sales 28

 THE PIPELINE CONTINUES TO DECLINE WITH 3,500 UNITS COMMENCING CONSTRUCTION YTD WITH ONLY 31% STARTING IN THE LAST TWO QUARTERS 16,000 MULTIFAMILY DELIVERY PIPELINE 12,985 10,205 9,041 9,048 5,970 5,010 3,334 2,351 803 5,010 5,970 8,197 851 10,000 Units 6,000 4,000 2,000 0 Source: CoStar 2017201820192020202120222023 Delivered as of Q3 2020Under Construction as of Q3 2020New Starts as of Q3 2020 29

 OCCUPANCY LOSSES IN MULTIFAMILY HAVE DRIVEN RENT DECLINES AS LANDLORDS COMPETE FOR A SMALLER POOL OF RENTERS -0.8% -0.7% -2.8% -2.5% SAME STORE AVG. OCCUPANCY CHANGE 0.0% SAME STORE AVG. ASKING RENT GROWTH -1.0% -2.0% -1.0% -4.8% -5.2% -7.6% -8.3% Occupancy Change (%) -4.0% -3.0% Rent Growth (%) -5.0% -6.0% -7.0% -5.0% -6.0% -7.0% -8.0% -8.0% -9.0% -9.0% Q2 2020 - Q3 2020Q3 2019 - Q3 2020Q2 2020 - Q3 2020Q3 2019 - Q3 2020 Class AClass B Class AClass B Source: CoStar Note: Outlier assets (positive rent growth greater than 5%) have been removed from this analysis, conducted in representative markets with 30 same store data set.

 MULTIFAMILY INVESTMENT SALES VOLUME SIGNIFICANTLY DOWN, WITH THE MAJORITY OF CLOSINGS OCCURRING DURING Q1 2020 $8.0 MULTIFAMILY SALES VOLUME $0.9 $0.9 $1.1 $0.8 $1.2 $0.1 $1.2 $1.0 $2.1 $0.9 $2.1 $1.9 $1.3 $2.3 $3.3 $4.0 $4.1 $7.1B $7.0B $6.0 $3.7B $4.6B $4.0B 55% of Volume Transacted in Q1 2020 Sales Volume ($B) $2.8B $1.6B $2.0 $1.0 $0.3 $0.5 $0.5 $0.3 2014 2015 2016 2017 2018 2019 2020 YTD Source: CoStar DC Total SalesMD Total SalesNoVa Total Sales 31

COMMITMENT TO ESG BEST PRACTICES

ALIGNED BUSINESS PRACTICES WITH SUSTAINABLE GROWTH, RESPONSIBLE DEVELOPMENT, AND HIGH-PERFORMANCE OPERATIONS

2019 ENVIRONMENTAL PERFORMANCE HIGHLIGHTS[1]

- ENERGY 3.9% — Like-For-Like Energy 4.1%
- CO_2 EMISSIONS 3.6% — Like-for-Like Scope 1 and 2 CO2e (MT)
- WATER 5%
- WASTE DIVERSION 4%

GRESB

GREEN STAR Recognition

4-STAR Rating

2019 GLOBAL SECTOR LEADER
Diversified Office Residential

ENERGY STAR

5.9 million square feet CERTIFIED AT SHARE

9.0 million square feet CERTIFIED AT SHARE

WASHINGTON HOUSING INITIATIVE (WHI)

1. Launched in 2018, the WHI is designed to build or maintain up to 3,000 units of affordable workforce housing in high-impact locations
2. Raised $110M for the WHI Impact Pool to date
3. Build a replicable model that can be used by other communities

(1) Compared to 2018 environmental performance.

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Awards of Excellence 1900 N Street 4747 Bethesda Ave West Half Excellence in Development (Finalist): West Half 4747 Bethesda Ave Best Real Estate Deals: West Half 4747 Bethesda Ave Virginia Tech Innovation Campus #3 Best Place to Work (Largest Companies) Best of the Best 1900 N Street 4747 Bethesda Ave 33

DEFINITIONS DEVELOPMENT PIPELINE “Development Pipeline” refers to the Near-term Development Pipeline and Future Development Pipeline. EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION ("EBITDA"), EBITDA FOR REAL ESTATE ("EBITDARE") AND ADJUSTED EBITDA Management uses EBITDA and EBITDAre, non-GAAP financial measures, as supplemental operating performance measures and believes they help investors and lenders meaningfully evaluate and compare our operating performance from period-to-period by removing from our operating results the impact of our capital structure (primarily interest charges from our outstanding debt and the impact of our interest rate swaps) and certain non-cash expenses (primarily depreciation and amortization on our assets). EBITDAre is computed in accordance with the definition established by NAREIT. NAREIT defines EBITDAre as GAAP net income (loss) adjusted to exclude interest expense, income taxes, depreciation and amortization expenses, gains and losses on sales of real estate and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, including our share of such adjustments of unconsolidated real estate ventures. These supplemental measures may help investors and lenders understand our ability to incur and service debt and to make capital expenditures. EBITDA and EBITDAre are not substitutes for net income (loss) (computed in accordance with GAAP) and may not be comparable to similarly titled measures used by other companies. “Adjusted EBITDA,” a non-GAAP financial measure, represents EBITDAre adjusted for items we believe are not representative of ongoing operating results, such as transaction and other costs, gain (loss) on the extinguishment of debt, distributions in excess of our investment in unconsolidated real estate ventures, lease liability adjustments and share-based compensation expense related to the Formation Transaction and special equity awards. We believe that adjusting such items not considered part of our comparable operations, provides a meaningful measure to evaluate and compare our performance from period-to-period. Because EBITDA, EBITDAre and Adjusted EBITDA have limitations as analytical tools, we use EBITDA, EBITDAre and Adjusted EBITDA to supplement GAAP financial measures. Additionally, we believe that users of these measures should consider EBITDA, EBITDAre and Adjusted EBITDA in conjunction with net income (loss) and other GAAP measures in understanding our operating results. A reconciliation of net income (loss) to EBITDA, EBITDAre and Adjusted EBITDA is presented on page 17. ESTIMATED POTENTIAL DEVELOPMENT DENSITY ‘‘Estimated potential Development Density’’ reflects management’s estimate of developable gross square feet based on our current business plans with respect to real estate owned or controlled as of September 30, 2020. Our current business plans may contemplate development of less than the maximum potential development density for individual assets. As market conditions change, our business plans, and therefore, the Estimated Potential Development Density, could change accordingly. Given timing, zoning requirements and other factors, we make no assurance that estimated potential development density amounts will become actual density to the extent we complete development of assets for which we have made such estimates. FREE RENT ‘‘Free rent’’ means the amount of base rent and tenant reimbursements that are abated according to the applicable lease agreement(s). FUTURE DEVELOPMENT PIPELINE “Future Development Pipeline” refers to assets that are development opportunities on which we do not intend to commence construction within the next three years where we (i) own land or control the land through a ground lease or (ii) are under a long-term conditional contract to purchase, or enter into a leasehold interest with respect to land. IN-SERVICE ‘‘In-service’’ refers to commercial or multifamily assets that are at or above 90% leased or have been operating and collecting rent for more than 12 months as of September 30, 2020. 34

DEFINITIONS NEAR-TERM DEVELOPMENT PIPELINE ‘‘Near-Term Development Pipeline’’ refers to select assets that could commence construction over the next three years, subject to receipt of full entitlements, completion of design and market conditions. NET OPERATING INCOME ("NOI"), ADJUSTED ANNUALIZED NOI, ESTIMATED STABILIZED NOI AND PROJECTED NOI YIELD “NOI” is a non-GAAP financial measure management uses to assess a segment’s performance. The most directly comparable GAAP measure is net income (loss) attributable to common shareholders. We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only property related revenue (which includes base rent, tenant reimbursements and other operating revenue, net of free rent and payments associated with assumed lease liabilities) less operating expenses and ground rent, if applicable. NOI also excludes deferred rent, related party management fees, interest expense, and certain other non-cash adjustments, including the accretion of acquired below-market leases and amortization of acquired above-market leases and below-market ground lease intangibles. Management uses NOI as a supplemental performance measure for our assets and believes it provides useful information to investors because it reflects only those revenue and expense items that are incurred at the asset level, excluding non-cash items. In addition, NOI is considered by many in the real estate industry to be a useful starting point for determining the value of a real estate asset or group of assets. However, because NOI excludes depreciation and amortization and captures neither the changes in the value of our assets that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our assets, all of which have real economic effect and could materially impact the financial performance of our assets, the utility of NOI as a measure of the operating performance of our assets is limited. NOI presented by us may not be comparable to NOI reported by other REITs that define these measures differently. We believe that to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income (loss) attributable to common shareholders as presented in our financial statements. NOI should not be considered as an alternative to net income (loss) attributable to common shareholders as an indication of our performance or to cash flows as a measure of liquidity or our ability to make distributions. Annualized NOI, for all assets except Crystal City Marriott, represents NOI for the three months ended September 30, 2020 multiplied by four. Due to seasonality in the hospitality business, annualized NOI for Crystal City Marriott represents the trailing 12-month NOI as of September 30, 2020. Management believes Annualized NOI provides useful information in understanding our financial performance over a 12-month period, however, investors and other users are cautioned against attributing undue certainty to our calculation of Annualized NOI. Actual NOI for any 12-month period will depend on a number of factors beyond our ability to control or predict, including general capital markets and economic conditions, any bankruptcy, insolvency, default or other failure to pay rent by one or more of our tenants and the destruction of one or more of our assets due to terrorist attack, natural disaster or other casualty, among others. We do not undertake any obligation to update our calculation to reflect events or circumstances occurring after the date of this Investor Presentation. There can be no assurance that the annualized NOI shown will reflect our actual results of operations over any 12-month period. We also report adjusted annualized NOI which includes signed but not yet commenced leases and incremental revenue from recently delivered assets assuming stabilization. While we believe adjusted annualized NOI provides useful information regarding potential future NOI from our assets, it does not account for any decrease in NOI for lease terminations, defaults or other negative events that could affect NOI and therefore, should not be relied upon as indicative of future NOI. This Investor Presentation also contains management’s estimate of stabilized NOI and projections of NOI yield for under-construction and near-term development assets, which are based on management’s estimates of property-related revenue and operating expenses for each asset. These estimates are inherently uncertain and represent management’s plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. The property-related revenues and operating expenses for our assets may differ materially from the estimates included in this Investor Presentation. Management’s projections of NOI yield are not projections of our overall financial performance or cash flow, and there can be no assurance that the projected NOI yield set forth in this Investor Presentation will be achieved. “Projected NOI yield” means our estimated stabilized NOI reported as a percentage of (i) estimated total project costs, (ii) estimated total investment and (iii) estimated incremental investment. Actual initial full year stabilized NOI yield may vary from the projected NOI yield based on the actual incremental investment to complete the asset and its actual initial full year stabilized NOI, and there can be no assurance that we will achieve the projected NOI yields described in this Investor Presentation. The Company does not provide reconciliations for non-GAAP estimates on a future basis, including adjusted annualized NOI and estimated stabilized NOI because it is unable to provide a meaningful or accurate calculation or estimate of reconciling items and the information is not available without unreasonable effort. This inability is due to the inherent 35

DEFINITIONS difficulty of forecasting the timing and/or amounts of various items that would impact net income. Additionally, no reconciliation of projected NOI yield to the most directly comparable GAAP measure is included in this Investor Presentation because we are unable to quantify certain amounts that would be required to be included in the comparable GAAP financial measures without unreasonable efforts because such data is not currently available or cannot be currently estimated with confidence. Accordingly, we believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors. PERCENT LEASED ‘‘Percent leased’’ is based on leases signed as of September 30, 2020, and is calculated as total rentable square feet less rentable square feet available for lease divided by total rentable square feet expressed as a percentage. Out-of-service square feet are excluded from this calculation. PERCENT PRE-LEASED ‘‘Percent pre-leased’’ is based on leases signed as of September 30, 2020, and is calculated as the estimated rentable square feet leased divided by estimated total rentable square feet expressed as a percentage. PERCENT OCCUPIED ‘‘Percent occupied’’ is based on occupied rentable square feet/units as of September 30, 2020, and is calculated as (i) for office and retail space, total rentable square feet less unoccupied square feet divided by total rentable square feet, (ii) for multifamily space, total units less unoccupied units divided by total units, expressed as a percentage. Out-of-service square feet are excluded from this calculation. RECENTLY DELIVERED “Recently delivered” refers to commercial and multifamily assets that are below 90% leased and have been delivered within the 12 months ended September 30, 2020. SAME STORE AND NON-SAME STORE “Same store” refers to the pool of assets that were in-service for the entirety of both periods being compared, except for assets for which significant redevelopment, renovation, or repositioning occurred during either of the periods being compared. “Non-same store” refers to all operating assets excluded from the same store pool. SQUARE FEET ‘‘Square feet’’ or ‘‘SF’’ refers to the area that can be rented to tenants, defined as (i) for commercial assets, rentable square footage defined in the current lease and for vacant space the rentable square footage defined in the previous lease for that space, (ii) for multifamily assets, management’s estimate of approximate rentable square feet, (iii) for under-construction assets management’s estimate of approximate rentable square feet based on current design plans as of September 30, 2020, and (iv) for near-term and future development assets, management’s estimate of developable gross square feet based on its current business plans with respect to real estate owned or controlled as of September 30, 2020. TRANSACTION AND OTHER COSTS Transaction and other costs include fees and expenses incurred for the relocation of our corporate headquarters, demolition costs, integration and severance costs, pursuit costs related to other completed, potential and pursued transactions, as well as other expenses. UNDER-CONSTRUCTION ‘‘Under-construction’’ refers to assets that were under construction during the three months ended September 30, 2020. 36

EBITDA, EBITDAre AND ADJUSTED EBITDA (NON-GAAP) (UNAUDITED) dollars in thousands Three Months Ended September 30,Nine Months Ended September 30, Year Ended December 31, 20202019202020192019 Interest expense includes the amortization of deferred financing costs and the ineffective portion of any interest rate swaps or caps, net of capitalized interest. During the second quarter of 2020, we determined that our investment in the venture that owns The Marriott Wardman Park hotel was impaired due to a decline in the fair value of the underlying asset and recorded an impairment charge of $6.5 million, which reduced the net book value of our investment to zero, and we suspended equity loss recognition for the venture after June 30, 2020. On October 1, 2020, we transferred our interest in this venture to our venture partner. Includes demolition costs, integration and severance costs, pursuit costs related to other completed, potential and pursued transactions, as well as other expenses. For the nine months ended September 30, 2020, includes a charitable commitment to the Washington Housing Conservancy, a non-profit that acquires and owns affordable workforce housing in the Washington DC metropolitan region. For the year ended December 31, 2019, includes expenses incurred for the relocation of our corporate headquarters. The nine months ended September 30, 2019 and the year ended December 31, 2019 include distributions received of $6.4 million from 1101 17th Street. Adjusted EBITDA for the nine months ended September 30, 2020 and 2019 is annualized by multiplying by 1.33 calculated using Net Debt below. Excludes information related to the venture that owns The Marriott Wardman Park hotel as of September 30, 2020 as we suspended equity loss recognition for the venture after June 30, 2020. On October 1, 2020, we transferred our interest in the related venture to our venture partner. Net of premium/discount and deferred financing costs. 37

NOI RECONCILIATIONS (NON-GAAP) (UNAUDITED) Excludes parking revenue of $3.1 million and $10.3 million for the three and nine months ended September 30, 2020, and $6.3 million and $19.5 million for the three and nine months ended September 30, 2019. Excludes parking revenue of $26.0 million and $25.7 million for the year ended December 31, 2019 and 2018. Adjustment to exclude straight-line rent, above/below market lease amortization and lease incentive amortization. Adjustment to include other revenue and payments associated with assumed lease liabilities related to operating properties and to exclude commercial lease termination revenue and allocated corporate general and administrative expenses to operating properties. Includes the results of our Under-Construction assets, and Near-Term and Future Development Pipelines. Includes the results of properties that were not in-service for the entirety of both periods being compared and properties for which significant redevelopment, renovation or repositioning occurred during either of the periods being compared. Includes the results of properties that are owned, operated and in-service for the entirety of both periods being compared except for properties that are being phased out of service for future development.38

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